Spyglass Growth Fund Trading Symbol: SPYGX Institutional Shares Summary Prospectus	www.spyglassfunds.com
April 30, 2024
Before you invest, you may want to review the Prospectus for the Spyglass Growth Fund (the “Fund”), which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and Statement of Additional Information, reports to shareholders, and other information about the Fund online at https://spyglassfunds.com/fund-firm-documents/. You can also get this information at no cost by calling 1-888-878-5680 or by sending an e-mail request to info@spyglassfunds.com. The Fund’s Prospectus and Statement of Additional Information dated April 30, 2024, each as may be supplemented or amended, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Spyglass Growth Fund (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Retail Shares
	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses(1)	0.13%	0.13%
Total Annual Fund Operating Expenses	1.13%	1.38%
Less: Fee Waiver and/or Expense Reimbursement	(0.13)%	(0.13)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	1.00%	1.25%
(1)As Retail Shares are not currently offered, other expenses for Retail Shares are estimated for the current fiscal year and are based on those of the Institutional Shares.
(2)Pursuant to an operating expense limitation agreement between Spyglass Capital Management LLC (the “Advisor”), the Fund’s investment adviser, and the Fund, the Advisor has agreed to waive its management fees and/or reimburse Fund expenses to ensure that Total Annual Fund Operating Expenses (excluding any front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage (i.e., any expenses incurred in connection with borrowings made by the Fund), interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transactional expenses, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses or extraordinary expenses such as litigation (collectively, “Excludable Expenses”)) do not exceed 1.00% of the Fund’s average daily net assets, through at least April 30, 2025, unless terminated sooner by, or with the consent of, the Trust’s Board of Trustees (the “Board of Trustees” or the “Board”). To the extent the Fund incurs Excludable Expenses, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will exceed 1.00%. The Advisor may request recoupment of previously waived fees and paid expenses from the Fund for up to three years from the date such fees and expenses were waived or paid, if such reimbursement will not cause the Fund’s total expense ratio to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The fee waiver/expense reimbursement arrangement included in the table above is reflected only through April 30, 2025. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	One Year	Three Years	Five Years	Ten Years
Institutional Shares	$102	$346	$610	$1,363
Retail Shares	$127	$424	$743	$1,646
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal year ended December 31, 2023, the Fund’s portfolio turnover rate was 63% of the average value of its portfolio.

Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing in a non-diversified portfolio of common stocks of U.S. growth companies. The Fund may also invest in other equity securities, including stocks offered in initial public offerings (“IPOs”) and shares of real estate investment trusts (“REITs”). The Fund may invest in foreign securities, including sponsored American Depositary Receipts (“ADRs”), which are certificates typically issued by a bank or trust company that represent ownership of securities in non-U.S. companies. The Fund may invest in companies of any size, but typically invests in securities of issuers with market capitalizations between $2 billion and $12 billion. The Fund invests for the long-term, meaning the Fund may hold securities in its portfolios with market capitalizations that have grown beyond their value at time of purchase. The Fund generally holds a focused portfolio of 25 companies, although from time to time the Fund may hold fewer or more stocks depending on the Advisor’s assessment of the investment opportunities available. The Fund typically holds significant investments in the Information Technology sector, in particular. To mitigate risk, the Fund limits position sizes generally to 7% or less of the Fund’s assets and implements sector limits at 25% of the Fund’s assets.
The Advisor seeks to identify companies from the Fund’s investable universe of U.S. growth companies with market capitalizations between $2 billion and $12 billion that it believes have potential for above-average revenue and/or earnings growth through thoughtful, disciplined, bottom-up fundamental research and comprehensive due diligence. The Advisor purchases securities for the Fund when it believes the market has not already reflected these expectations in the current stock price, considering factors such as: substantial growth at a faster rate than the wider economy; identifiable competitive advantages; ability to take market share from competitors; attractive and improving margins; sustainable above-average revenue and earnings growth; and entrepreneurial management teams.
The Advisor also considers and incorporates material environmental, social, and governance (“ESG”) principles into its bottom-up research process using its own proprietary ESG research. The Advisor does not make investment decisions based solely on its proprietary ESG research. Rather, the Advisor includes ESG research as part of its overall assessment of a company and investment decision-making, and considers material ESG risks and opportunities in relation to their financial impact on a company’s potential value. The Advisor also screens out companies based on the Advisor’s responsible investing criteria. There are no universally accepted ESG factors, and the Advisor will consider them at its discretion.
When evaluating a security for sale, the Advisor considers the same factors it uses in evaluating a security for purchase and generally sells a security when the price approaches fair value or when the Advisor believes such securities no longer meet its investment criteria.
Principal Risks
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take. Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over long or even short periods of time. The principal risks of investing in the Fund are:
•Equity Market Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.
•General Market Risk; Recent Market Events Risk. The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including rising inflation, problems in the banking sector, wars between Russia and Ukraine and in the Middle East and the impact of the coronavirus (COVID-19) global pandemic. Uncertainties regarding interest rate levels, political events, conflicts in Europe and in the Middle East, trade tensions and the possibility of a national or global recession have also contributed to market volatility.

Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Continuing market volatility as a result of recent market conditions or other events may have adverse effects on the Fund’s returns. The Advisor will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.
•Growth Stock Risk. Growth securities experience relatively rapid earnings growth and typically trade at higher multiples of current earnings than other securities. Growth securities may be more volatile because growth companies usually invest a high proportion of earnings in their businesses, and they may lack the dividends of value stocks that can lessen the decreases in stock prices in a falling market.
•Small-Cap and Mid-Cap Company Risk. Small-cap and mid-cap companies often have less predictable earnings than larger companies, more limited product lines, markets, distribution channels or financial resources, and the management of such companies may be dependent upon one or few key people. The market movements of equity securities of these companies may be more abrupt and volatile than the market movements of equity securities of larger, more established companies, or the stock market in general. Because of these movements, and because small-cap and mid-cap companies tend to be bought and sold less often and in smaller amounts, they are generally less liquid than the equity securities of larger companies.
•Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer. As a result, a decline in the value of an investment in a single issuer could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.
•Sector Emphasis Risk. Although the Advisor selects stocks based on their individual merits, certain economic sectors will represent a larger portion of the Fund’s overall investment portfolio than other sectors. Potential negative market or economic developments affecting one of the larger sectors could have a greater impact on the Fund than on a fund with fewer holdings in that sector.
◦Information Technology Sector Risk. Technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, and new market entrants, unpredictable changes in growth rates, and competition for the services of qualified personnel. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology companies may be subject to additional risks, including loss of patent, copyright, and trademark protections, as well as evolving industry standards and general economic conditions.
•Management Risk. The Advisor’s investment strategies for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.
•REIT Risk. A REIT’s share price may decline because of adverse developments affecting the real estate industry, including changes in interest rates. The returns from REITs may trail returns from the overall market. The Fund’s investments in REITs may be subject to special tax rules, or a particular REIT may fail to qualify for the favorable federal income tax treatment applicable to REITs, the effect of which may have adverse tax consequences for the Fund and its shareholders.
•Foreign Securities, ADRs and Currency Risks. Foreign securities are subject to risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices, including fluctuations in foreign currencies. Income earned on foreign securities may be subject to foreign withholding taxes. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs remain subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions.
•Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value (“NAV”), impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

•IPO Risk. An IPO presents the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk.
•Operational Risk. Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside the Advisor’s control, including instances at third parties. The Fund and the Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Performance
On December 29, 2017, Spyglass Partners Fund LP, a limited partnership managed by the Advisor (the “Predecessor Partnership”), converted into the Institutional Shares class of the Fund by contributing all of its assets to the Fund in exchange for Institutional Shares of the Fund. The Predecessor Partnership was formed on October 1, 2015 to serve as a pooled investment vehicle for accredited investors, and since inception the Predecessor Partnership maintained investment policies, objectives, guidelines, and restrictions that were, in all material respects, equivalent to those of the Fund. From the date of inception through the time of the conversion, the Predecessor Partnership was managed by the Advisor and the same portfolio manager as the Fund. The conversion date was December 29, 2017 and the Fund commenced operations on January 2, 2018. The Fund’s performance prior to 2018 is that of the Predecessor Partnership. The performance includes gains or losses plus income and the reinvestment of all dividends and interest. All returns reflect the deduction of all actual fees and expenses paid by the Predecessor Partnership, without provision for state or local taxes. Other than the Predecessor Partnership, the Advisor did not manage any accounts materially equivalent to the Fund during the period of the Predecessor Partnership’s performance shown below.
The financial statements of the Predecessor Partnership were independently audited. The Predecessor Partnership was not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”), which, if applicable, may have adversely affected its performance. For periods beginning on January 1, 2018, the Fund’s performance has been calculated using the standard formula set forth in rules promulgated by the SEC, which differs in certain respects from the methods used to compute total returns for the Predecessor Partnership.
The following information provides some indication of the risks of investing in the Fund. The bar chart shows the annual returns of the Institutional Shares of the Fund and the Predecessor Partnership from year to year, as applicable. The performance shown for the calendar years 2016 and 2017 is that of the Predecessor Partnership. The table shows how the Fund’s and the Predecessor Partnership’s average annual returns for the one-year, five-year, and since inception periods compare with those of the Russell Mid-Cap Growth Index and the Bloomberg Midcap Growth Index, each a broad measure of market performance. The Fund’s and the Predecessor Partnership’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.spyglassfunds.com.
Calendar Year Returns as of December 31

80%
60%
40%
20%
0%
-20%
-40%
-60%
-15.33%
46.63%
10.36%
36.03%
61.82%
-6.42%
-47.17%
54.03%
2016
2017
2018
2019
2020
2021
2022
2023

During the period of time shown in the bar chart, the highest return for a calendar quarter was 40.62% for the quarter ended June 30, 2020, and the lowest return for a calendar quarter was -33.27% for the quarter ended June 30, 2022.

Average Annual Total Returns
(For the periods ended December 31, 2023)

Spyglass Growth Fund	1 Year	5 Years	Since Inception(1)
Return Before Taxes	54.03%	10.88%	11.23%
Return After Taxes on Distributions	54.03%	9.65%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	31.98%	8.52%	N/A
Russell® Mid-Cap Growth Index (reflects no deduction for fees, expenses, or taxes)	25.87%	13.81%	11.97%
Bloomberg Midcap Growth Index(2) (reflects no deduction for fees, expenses, or taxes)	21.18%	14.17%	11.61%
(1) The Since Inception returns include those of the Predecessor Partnership, which commenced operations on October 1, 2015.
(2) The Bloomberg Midcap Growth Index has replaced the Russell® Mid-Cap Growth Index as the Fund’s primary benchmark as the Bloomberg Midcap Growth Index is more closely aligned with the Fund’s principal investment strategies.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are exempt from tax or hold their Fund shares through tax-deferred or other tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). The after-tax returns are shown for Institutional Shares only and after-tax returns for Retail Shares will vary. The Predecessor Partnership was an unregistered partnership that did not qualify as a regulated investment company for federal income tax purposes and did not pay dividends and distributions. As a result of the different tax treatment, the Fund is unable to show after-tax returns for periods prior to 2018.

Management

Investment Adviser. Spyglass Capital Management LLC (the “Advisor”) is the Fund’s investment adviser.

Portfolio Manager. James A. Robillard, President and Chief Investment Officer of the Advisor, and Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund’s portfolio and has managed the Fund since the commencement of the Fund’s operations in January 2018. Mr. Robillard also managed the Predecessor Partnership since its inception in October 2015.

Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any business day by written request via mail to: Spyglass Growth Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701, by telephone at 1-888-878-5680, by wire transfer or through a financial intermediary. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the intermediary directly. The minimum initial and subsequent investment amounts are shown below.

Share Purchase Amounts	Institutional Shares	Retail Shares
Minimum Initial Investment – All Accounts	$100,000	$3,000
Minimum Subsequent Investment – All Accounts	None	None

Tax Information
The Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred or other tax-advantaged arrangement, such as a 401(k) plan or an IRA. You may be taxed later upon withdrawal of monies from tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Advisor and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.